UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FAR EAST ENERGY CORPORATION

(Name of Registrant as Specified In its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following press release was issued by Far East Energy Corporation:

Far East Energy Completes Financing Transactions

Transactions Provide Gross Proceeds of $16.98 Million

Houston, Texas – October 23, 2006 – Far East Energy Corporation (OTC BB: FEEC) announced today that it has consummated offerings of 18,862,221 shares of its common stock for total gross proceeds of $16.98 million to be used to finance a portion of its operations in China and for working capital purposes. The Company priced the sale of the common stock on October 13, 2006. The shares were sold under the Company’s registration statement. The Company used Pritchard Capital Partners LLC as an introducer.

“We believe that the success of our offering continues to demonstrate the value investors have placed on our coalbed methane properties and the preliminary data that we have obtained from our initial wells,” said Michael R. McElwrath, President and CEO of Far East Energy. “These financings, along with existing cash on hand, will allow us to drill additional wells in the Shouyang Block of Shanxi Province, where we have been concentrating our efforts to capitalize upon the high gas/high permeability area indicated by our first Shouyang well. We also plan to initiate drilling our first horizontal well in the Qinnan Block, which is located in the southern portion of Shanxi Province, along with one well in the Yunnan Province.”

Contact: Bill Conboy, CTA Integrated Communications, (303) 665-4200, or email bill@ctaintegrated.com

About Far East Energy

Based in Houston, Texas, with offices in Beijing, Kunming, and Taiyuan City, China, Far East Energy Corporation is focused on the acquisition of, and exploration for, coalbed methane in China through its agreements with ConocoPhillips and China United Coalbed Methane Company, Ltd. (CUCBM).

China Acreage Overview

The Shouyang and Qinnan Blocks are part of the 4,280 square kilometer (1,057,650 acres) coalbed methane (CBM) project in Shanxi Province that Far East Energy holds under farmouts from ConocoPhillips. Including its 1,073 square kilometer project in Yunnan Province, the coalbed methane concessions of Far East Energy contain a land mass slightly larger than the State of Delaware.

Far East Energy is scheduled to hold its 2006 annual meeting of stockholders on December 15, 2006, and filed a preliminary proxy statement with the Securities and Exchange Commission on October 16, 2006 in connection with the meeting. In the near future, we will file with the Securities and Exchange Commission and furnish to our stockholders a definitive proxy statement, together with a WHITE proxy card that can be used to elect our director nominees. Our stockholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card and any other relevant documents filed with the Securities and Exchange Commission when they become available because they will contain important information. Stockholders will be able to obtain the proxy statement as well as any amendments or supplements to the proxy statement and any other documents that we file with the Securities and Exchange Commission for free on the Securities and Exchange Commission’s website. Their website is located at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at our website at www.fareastenergy.com or by writing to the Secretary of Far East Energy, 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060. You can also request copies of the proxy materials, when they become available, from our proxy solicitor, Innisfree M&A Incorporated. Their toll-free number is 1-888-750-5834. Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of our stockholders is available on Exhibit A to the Preliminary Proxy Statement on Schedule 14A we filed with the Securities and Exchange Commission on October 16, 2006.

Statements contained in this press release that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Far East Energy Corporation and its management are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; our lack of operating history; limited and potentially inadequate cash resources; expropriation and other risks associated with foreign operations; anticipated pipeline construction and transportation of gas; matters affecting the oil and gas industry generally; lack of availability of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations, as well as other risks described in our Annual Report on Form 10-K, Quarterly Reports filed on Form 10-Q, and subsequent filings with the Securities and Exchange Commission.

Contact: Bill	Conboy/ Vice President

Bill@ctaintegrated.com

Warren Laird/ Senior Account Executive

Warren@ctaintegrated.com

CTA Integrated Communications

303-665-4200

Release No. 2006-11

***

On October 16, 2006, we filed a preliminary proxy statement in connection with our 2006 annual meeting of stockholders. In the near future, we will file with the Securities and Exchange Commission and furnish to our stockholders a definitive proxy statement, together with a WHITE proxy card that can be used to elect our director nominees. Our stockholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card and any other relevant documents filed with the Securities and Exchange Commission when they become available because they will contain important information. Stockholders will be able to obtain the proxy statement as well as any amendments or supplements to the proxy statement and any other documents that we file with the Securities and Exchange Commission for free on the Securities and Exchange Commission’s website. Their website is located at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at our website at www.fareastenergy.com or by writing to the Secretary of Far East Energy, 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060. You can also request copies of the proxy materials, when they become available, from our proxy solicitor, Innisfree M&A Incorporated. Their toll-free number is 1-888-750-5834. Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of our stockholders is available on Exhibit A to the Preliminary Proxy Statement on Schedule 14A we filed with the Securities and Exchange Commission on October 16, 2006.